                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2000

                           AVALONBAY COMMUNITIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
         MARYLAND                                     1-12672                                 77-0404318
-----------------------------                -------------------------                  ------------------------
(STATE OR OTHER JURISDICTION                  (COMMISSION FILE NUMBER)                      (IRS EMPLOYER
        OF INCORPORATION)                                                                 IDENTIFICATION NO.)
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             2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VA 22314
             -------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (703) 329-6300
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.

         On or about March 10, 2000, AvalonBay Communities, Inc. mailed a letter to stockholders. A copy of that letter is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)    Exhibits

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
       3(i).1 Articles of Amendment and Restatement of Articles of Incorporation of AvalonBay Communities, Inc. (the "Company"), containing a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Series E Junior Participating Cumulative Preferred Stock (incorporated by reference to Exhibit 3(i).1 to Form 10-Q of the Company filed on August 14, 1998).

       3(i).2 Articles of Amendment, dated as of October 2, 1998 (incorporated by reference to Exhibit 3.1(ii) to Form 8-K of the Company filed on October 6, 1998).

       3(i).3 Articles Supplementary, dated as of October 13, 1998, relating to the 8.70% Series H Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 1 to Form 8-A of the Company filed on October 14, 1998).

       4.1 Shareholder Rights Agreement, dated March 8, 1998 (the "Rights Agreement"), between AvalonBay Communities, Inc. (formerly known as Bay Apartment Communities, Inc.) and First Union National Bank (as successor to American Stock Transfer and Trust Company, as Rights Agent), including the form of Rights Certificate as EXHIBIT B (incorporated by reference to Exhibit 4.1 to Form 8-A of the Company filed on March 11, 1998).

       4.2 Amendment No. 1 to the Rights Agreement, dated as of February 28, 2000, between AvalonBay Communities, Inc. and First Union National Bank, as Rights Agent (incorporated by reference to Exhibit 4.2 to Form 8-A/A of the Company filed on February 28, 2000).

       99.1         Letter, dated March 10, 2000, from the Company to its
                    stockholders.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                         AVALONBAY COMMUNITIES, INC.



Dated: March 10, 2000                    By: /s/ THOMAS J. SARGEANT
                                            ------------------------------------
                                         Name:  Thomas J. Sargeant
                                         Title: Executive Vice President, Chief
                                                Financial Officer and Treasurer